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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 pr 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 12, 2004


                                OSPREY GOLD CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                        000-28107              88-0399260
--------------------------------------------------------------------------------
 (State or other jurisdiction         (Commission File        (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)


            210 BROADWAY, SUITE 208, ORANGEVILLE ON CANADA   L9W 5G4
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


                                 (519) 940-8117
                           ---------------------------
                           (Issuer's telephone number)


                  ---------------------------------------------
                  (Former Address if Changed Since Last Report)


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SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 -- ELECTION OF DIRECTORS

The purpose of this Form 8-K filing is as follows:

Stockholders holding a majority of the voting power of Osprey Gold Corp., (the "Corporation") and acting pursuant to Section 78.320 of the Nevada Revised Statutes have approved the resolution to increase the number of Directors of the Corporation by three and have approved the appointment of Gerard Serfati, David Carbonaro, and Peter Hug to fill the vacancies.

GERARD SERFATI, is the Senior Partner of "Cogeser", a commodities and pulse trading firm based in Paris France. Mr. Serfati has been the Principal of Cogeser for the last 25 years. Mr. Serfati is also the strategy and trading advisor for a number of European private equity funds specializing in trading commodities and precious metals

DAVID CARBONARO is a Partner at Heenan Blaikie LLP. in Toronto, Ontario and practices exclusively in securities law with a focus on the mid-market. He advises public companies, securities dealers and investment banks on corporate finance matters. Mr. Carbonaro has acted for numerous issuers and underwriters undertaking IPOs and exempt financings. He has expertise in representing Investment Dealer Association registered firms and has structured mutual funds and other investment funds for prominent fund management firms. Recently, he was instrumental in establishing a new Canadian mid-market investment firm dedicated to serving the emerging growth company market.

PETER HUG is a Partner in a Toronto, Ontario based private firm that provides expedited delivery services to Fortune 500 companies. Mr. Hug has an extensive background in private foreign exchange and precious metals operations and developed trading lines and program platforms. Mr. Hug also ran for a number of years a major gold trading precious metals desk in the capacity of Senior V-P. Mr. Hug has also created one of North America's largest gold and strategic metal trading desks

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SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

a)   Financial Statements of Business Acquired

Not Applicable.

b)   Pro-Forma Financial Information

Not Applicable.

c)   Exhibits

Not Applicable.


                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


OSPREY GOLD CORP.


Date:  November 12, 2004              By:  /s/ Georges Benarroch
       ------------------                  -------------------------------------
                                           Georges Benarroch, Director



Date:  November 12, 2004              By:  /s/ Linda Kent
       ------------------                  -------------------------------------
                                           Linda Kent, Director




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